UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2010

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Space Systems/Loral, Inc. Amended and Restated Credit Agreement

On December 20, 2010, Space Systems/Loral, Inc. ("SS/L"), a wholly owned subsidiary of Loral Space & Communications Inc. ("Loral"), entered into an Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement"), by and among SS/L, the several banks and other financial institutions or entities from time to time party thereto (the "Lenders"), Credit Suisse Securities (USA) LLC, as documentation agent, ING Bank N.V., as syndication agent, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

The Amended and Restated Credit Agreement amends and restates in its entirety SS/L’s existing Credit Agreement, dated as of October 16, 2008, by and among SS/L, the several banks and other financial institutions from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the "Prior Credit Agreement").

The Prior Credit Agreement provided for a revolving credit facility of $100 million with a feature that allowed SS/L, subject to certain conditions, to increase the aggregate available commitments by $25 million. The Amended and Restated Credit Agreement provides for a $150 million senior secured revolving credit facility (the "Revolving Facility"). The Revolving Facility includes a $50 million letter of credit sublimit and a $10 million sublimit for swingline loans (the "Swingline Loans"). The Revolving Facility matures on January 24, 2014 (the "Maturity Date"), at which time all outstanding principal is payable in full. The Revolving Facility is available to finance the working capital needs and general corporate purposes of SS/L and its subsidiaries.

As was the case under the Prior Credit Agreement, SS/L’s obligations under the Amended and Restated Credit Agreement are secured by (i) a first mortgage on certain real property owned by SS/L and (ii) a first priority security interest in certain tangible and intangible assets of SS/L and certain of its subsidiaries. Unlike the Prior Credit Agreement, Loral has not guaranteed SS/L’s obligations under the Amended and Restated Credit Agreement, nor has Loral Space & Communications Holding Corporation pledged the stock of SS/L as security for such obligations.

At SS/L’s election, outstanding indebtedness under the Revolving Facility (other than Swingline Loans) will bear interest at an annual rate equal to (a) two and seventy-five hundredths percent (2.75%) plus the greater of (1) the Administrative Agent’s Prime Rate then in effect, (2) the Federal Funds Effective Rate then in effect plus one half of one percent (0.5%) and (3) the Eurodollar Rate plus one percent (1.00%) (the "ABR Rate") or (b) the Eurodollar Rate plus three and seventy-five hundredths percent (3.75%). Interest accrues on the Swingline Loans at the ABR Rate. The interest rates payable on loans under the Revolving Facility are the same as those under the Prior Credit Agreement except that a LIBOR floor has been added to the ABR Rate. All interest is calculated on the basis of actual number of days outstanding in a year of 360 days, except that, with respect to the interest calculated at an ABR Rate that is based on the Administrative Agent’s Prime Rate, such interest is calculated on the basis of actual number of days outstanding in a year of 365 or 366 days, as the case may be. In addition, as in the Prior Credit Agreement, the Amended and Restated Credit Agreement requires the Company to pay certain customary fees, costs and expenses of the Lenders and the Administrative Agent.

The Amended and Restated Credit Agreement contains certain covenants which, among other things, limit the incurrence of additional indebtedness, capital expenditures, investments, dividends or stock repurchases, asset sales, mergers and consolidations, liens, changes to the line of business and other matters customarily restricted in such agreements. Additionally, the Amended and Restated Credit Agreement requires SS/L to maintain minimum consolidated leverage and interest coverage ratios.

Upon due notice, SS/L may prepay outstanding principal in whole or in part, together with accrued interest, without premium or penalty. The Amended and Restated Credit Agreement requires SS/L to prepay outstanding principal and accrued interest upon certain events, including certain asset sales. If an event of default shall occur and be continuing, the commitments of the Lenders may be terminated and the principal amount outstanding, together with all accrued and unpaid interest, may be declared immediately due and payable. The Amended and Restated Credit Agreement contains customary events of default, including, among other things, non-payment of amounts due under the Amended and Restated Credit Agreement, default in payment of certain other indebtedness, breach of certain covenants, bankruptcy, violations under ERISA, violations under certain United States export control laws and regulations, certain specified changes of control and if certain liens on the collateral securing the obligations under the Amended and Restated Credit Agreement fail to be perfected. In addition, the Amended and Restated Credit Agreement contains several provisions designed to facilitate the separation of SS/L from Loral in the event of a strategic transaction involving Loral's interest in Telesat Canada. In the event of any such transaction, Loral would, prior to such transaction, likely spin off or sell its interest in SS/L (or its remaining interest if there has first been an SS/L initial public offering). Neither such spin off nor any such initial public offering would constitute an event of default under the Amended and Restated Credit Agreement.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated Credit Agreement, dated as of December 20, 2010, by and among Space Systems/Loral, Inc., as borrower, the several banks and other financial institutions or entities from time to time party thereto, Credit Suisse Securities (USA) LLC, as documentation agent, ING Bank N.V., as syndication agent, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

December 22, 2010	By:	Avi Katz

Name: Avi Katz
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of December 20, 2010, by and among Space Systems/Loral, Inc., as borrower, the several banks and other financial institutions or entities from time to time party thereto, Credit Suisse Securities (USA) LLC, as documentation agent, ING Bank N.V., as syndication agent, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent